VOTING TRUST AND PROXY AGREEMENT


     Voting Trust and Proxy Agreement (this "Agreement"), dated as of November 23, 1999 (this "Agreement"), by and among Liberty Food Group, LLC, a Delaware limited liability company (the "Company"), Ferro Foods Corporation, a New York corporation ("Seller"), Frank Ferro, Sr. ("Ferro") and Frank Gambino ("Gambino", and together with Seller and Ferro, the "Holders", and each a "Holder").

                                   WITNESSETH:

     WHEREAS, the Company and the Holders have entered into an Asset Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"; capitalized items used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement), pursuant to which the Company has acquired all of the assets of the Seller in exchange for 2,000,000 shares (the "Shares") of common stock of the Seller; and

     WHEREAS, it is contemplated that each of Ferro and Gambino, at some future date, will acquire the Shares ("Future Shares", and together with the Shares and any other shares of common stock of the Company to be acquired by the Holders, the "Subject Shares"); and

     WHEREAS, as a condition of its entering into the Purchase Agreement, the Company has requested that the Holders agree, and the Holders have agreed, to enter into this Agreement with respect to their respective portion of Subject Shares owned by each of the Holders on or after the date hereof.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

     Section 1. Agreement to Vote Shares. (a) Commencing on the date hereof, and continuing for a period of twenty-four (24) months from and after the date hereof (the "Expiration Date") (i) at every annual or special meeting of the stockholders of the Company, and at every continuation or adjournment thereof, and (ii) on every action or approval by written consent of the stockholders of the Company in lieu of any such meeting, the Holders shall vote the Subject Shares as determined in the sole discretion of Barry Hawk or his designee.

            (b) No person executing this Agreement who is or becomes prior to the Expiration Date a director of the Company makes any agreement or understanding herein in his capacity as such director. The Holder signs solely in its or his capacity as the owner of the Subject Shares.

     Section 2. Delivery of Proxy. (a) Simultaneously with the execution and delivery of this Agreement, each of the Holders is executing and delivering to the Company the Irrevocable Proxy in the form attached hereto as Exhibit A (the "Proxy"), which Proxy shall be coupled with an interest.

            (b) The Proxy shall be irrevocable prior to the Expiration Date.

     Section 3. Representations and Warranties of the Holders. Each Holder hereby represents and warrants to the Company that:

            (a) this Agreement has been duly executed and delivered by the Holder;

            (b) is the legal, valid and binding obligation of the Holder, enforceable against such Holder in accordance with its terms;

            (c) no consent of any Governmental Entity, beneficiary, co-trustee or other person or entity is necessary for the execution, delivery and performance of this Agreement by the Holder;

            (d) the Holder holds the Subject Shares free and clear of any Lien other than as provided for in this Agreement; and

            (e) the Holder has not (x) granted any power-of-attorney or other authorization or interest with respect to any of the Subject Shares, (y) deposited any of the Subject Shares into a voting trust or (z) entered into any voting agreement or other arrangement with respect to the voting of any of the Subject Shares.

          Section 4. Covenants of the Holders. Each Holder hereby agrees and covenants that during the period between the date hereof and the Expiration
Date:

            (a) any shares of capital stock of the Company that the Holder acquires record or beneficial ownership (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) or the right to acquire beneficial ownership (including by reason of stock dividends, split-ups, recapitalizations, combinations, exchanges of shares or the like) shall be considered Subject Shares and subject to each of the terms and conditions of this Agreement;

            (b) the Holder shall not directly or indirectly sell, assign, pledge, transfer, gift, hypothecate, encumber, grant a proxy or option in, or otherwise dispose, in whole or in part ("Transfer"), any of the Subject Shares other than in accordance with Section 5 below;

            (c) the Holder shall own the Subject Shares free and clear of any Lien other than in accordance with Section 5 below; and

            (d) except as provided herein, the Holder shall not (x) grant any power-of-attorney or other authorization or interest with respect to any of the Subject Shares, (y) deposit any of the Subject Shares into a voting trust or
                        (z) enter into any voting agreement or other arrangement with respect to the voting of any of the Subject Shares.

          Section 5. Permitted Transfer. Each Holder agrees that it or he, as the case may be, shall not directly or indirectly Transfer all or any portion of the Subject Shares, other than in connection with a financial accommodation satisfactory to the Company as collateral for all the outstanding debts and liabilities connected with the Business.

          Section 6. Legend. Certificates for the Subject Shares shall be endorsed with a restrictive legend which shall read substantially as follows:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS (A) SUCH DISPOSITION IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE COMPANY AN OPINION, FROM COUNSEL AND IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THAT ACT.

            THIS CERTIFICATE IS SUBJECT TO AND IS TRANSFERABLE ONLY UPON COMPLIANCE WITH THE PROVISIONS OF (i) THE ESCROW AGREEMENT DATED AS OF NOVEMBER 23, 1999 BETWEEN LIBERTY FOOD GROUP, LLC AND FERRO FOODS CORPORATION AND (ii) THE VOTING TRUST AND PROXY AGREEMENT DATED AS OF NOVEMBER 23, 1999, AMONG LIBERTY FOOD GROUP, LLC, FERRO FOODS CORPORATION, FRANK FERRO, SR. AND FRANK GAMBINO. ANY DIRECT OR INDIRECT TRANSFER, GIFT, ASSIGNMENT, PROXY, PLEDGE, LIEN OR ANY OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IN VIOLATION OF SAID AGREEMENTS SHALL BE INVALID."

          Section 7. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, telecopy or by registered or certified mail (postage prepaid, return receipt requested) or by overnight courier to the respective parties at the following address (or at such other address for a Holder as shall be specified in a notice given in accordance with this Section 7).

               If to any of the Holders, to:

               Ferro Foods Corporation
               25 53rd Street
               Brooklyn, New York 11232
               Facsimile: 718-
               Attention: Frank Ferro, Sr.

               If to the Company, to:

               Liberty Food Group, LLC
               11 52nd Street
               Brooklyn, New York 11232
               Facsimile: 718-492-5517
               Attention: Barry Hawk

          Section 8. Amendments; No Waivers. (a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed by each Holder and the Company.

            (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          Section 9. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; and in addition, with respect to each individual Holder, their heirs and legal representatives. This Agreement shall not be assigned by the Holders by operation of law or otherwise. Any transferee of the Shares by will or by the laws of descent shall take the Shares subject to all the terms and provisions of this Agreement.

          Section 10. Counterparts. This Agreement may be signed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed an original but all of which when taken together shall constitute one and the same agreement.

          Section 11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York governing agreements made wholly within the State of New York, without reference to the principles of conflict of laws.

          Section 12. Jurisdiction; Jury Trial Waiver. (a) All suits, actions or proceedings arising out of, or in connection with, this Agreement or the transactions contemplated by this Agreement shall be brought in any federal or state court of competent subject matter jurisdiction sitting in New York County. Each of the undersigned by execution and delivery of this Agreement, expressly and irrevocably: (i) consents and submits to the personal jurisdiction of any such courts in any such action or proceeding; (ii) consents to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to such party as set forth in Section 7 of this Agreement; and (iii) waives any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis.

            (b) EACH PARTY HERETO HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INSTITUTED BY ANY PARTY AGAINST THE OTHER WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, ANY ALLEGED TORTIOUS CONDUCT BY ANY PARTY, OR IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP AMONG THE PARTIES HERETO.

          Section 13. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that, in addition to any remedy to which they are entitled at law or in equity the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement. Without in any way limiting any of the rights or remedies otherwise available to the Company and its successors and assigns, each Holder shall indemnify and hold harmless the Company and its directors, officers, employees, agents, representatives, affiliates, successors and assigns from and against any damages suffered or incurred by any of the foregoing that arise from any breach of any representation, warranty or agreement of Holder contained herein.

          Section 14. Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof. Each party acknowledges and agrees that no other party hereto makes any representations or warranties, whether express or implied, other than the express representations and warranties contained herein.

          Section 15. Severability. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner.

          Section 16. Further Assurances. The parties hereto will execute and deliver such further instruments, agreements and documents and do such further acts and things as may be necessary to carry out the intent and purposes of this Agreement, including, without limitation, the preparation and filing of a
Schedule 13D with the Securities and Exchange Commission and any and all amendments thereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Voting Trust and Proxy Agreement as of the day and year first above written.

                                    EXHIBIT A

                                IRREVOCABLE PROXY

     The undersigned stockholder of LIBERTY GROUP HOLDINGS, INC., f/k/a BIO-RESPONSE, INC., a Delaware corporation (the "Company"), hereby irrevocably (to the full extent permitted by law) appoints and constitutes Barry Hawk and any individual designated by said individual, the attorney and proxy of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to all the shares of common stock of the Company beneficially owned by the undersigned, and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof or which the undersigned may acquire after the date hereof (the "Shares"), until such time as the Voting Trust and Proxy Agreement, dated as of November 23, 1999 (the "Voting Agreement") by and among the Liberty Food Group, LLC, Ferro Foods Corporation, a New York corporation, Frank Ferro, Sr. and Frank Gambino shall be terminated in accordance with its terms.

     This proxy is irrevocable (to the fullest extent permitted by law), shall be deemed to be coupled with an interest, and is granted in connection with the Voting Agreement and in consideration of the Company entering into the Asset Purchase Agreement, dated the date hereof by and among Liberty Food Group, LLC, Ferro Foods Corporation, a New York corporation, Frank Ferro, Sr. and Frank Gambino. This proxy shall terminate on the Expiration Date (as defined in the Voting Agreement).

     The attorney and proxy named above shall be empowered at any time prior to termination of the Voting Agreement to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned in his own discretion at every annual or special meeting of the stockholders of the Company and at every continuation or adjournment thereof, and on every action or approval by written consent of the stockholders of the Company in lieu of any such meeting.

     Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned, and with respect to the undersigned who are individuals, upon their respective heirs and legal representatives.

     If any term or other provision of this proxy is determined to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this proxy shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the undersigned agrees with the Company and Barry Hawk to negotiate in good faith to modify this proxy so as to effect the original intent of the parties as closely as possible.

Dated:    November 23, 1999

Signature of Stockholder:               _________________________
                                        Frank Ferro, Sr.


                                   FERRO FOODS CORPORATION


                                   By:
                                        ---------------------------
                                        Name:
                                        Title:


                                   By:
                                        ---------------------------
                                        Name:
                                        Title:


                                   ------------------------------
                                   Frank Ferro, Sr.



                                   ------------------------------
                                   Frank Gambino



                                   LIBERTY FOOD GROUP, LLC

                                   By:   LIBERTY GROUP  HOLDINGS, INC.
                                        f/k/a BIO RESPONSE, INC.,
                                                its sole member


                                        By: /s/ Sally Fonner
                                             Name:  Sally Fonner
                                             Title: President